UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of earliest event reported) March 30, 2016


                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                             1600 Broadway, Suite 1600
      000-54582                  Denver, CO 80202               46-5221947
----------------------   ---------------------------------  ------------------
(Commission File Number) (Address of Principal Executive     (IRS Employer
                            officer and Zip Code            Identification No.)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the Securities Act(17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12(b) under the Exchange Act(17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 7, 2014 the Company borrowed $175,000 from WeedMD RX, Inc. The loan was due and payable on demand. On March 31, 2016, an unrelated third party agreed to assume all of the Company's obligations pursuant to the loan from WeedMD in consideration for the transfer by the Company of 1,100,000 shares of the common stock of WeedMD to the unrelated third party. WeedMD consented to the assumption of the loan and released the Company from any further liability with respect to the loan.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

       On March 30, 2016, the Company borrowed $81,977.67, from an unrelated third party. The loan, together with interest at 12% per year, is payable on December 30, 2016.

      The Company may prepay the loan at any time. If the loan is repaid on or before September 30, 2016 the principal amount which is being repaid will increase by 10%. If the loan is repaid after September 30, 2016 the principal amount which is being repaid will increase by 15%. The amount of the principal increase may be paid with shares of the Company's common stock. The number of shares to be issued for such purpose will be determined by dividing the average closing price of the Company's common stock (which in no case can be greater than $0.45) for the ten trading days preceding the prepayment date.

      If the loan is not paid when due, then at any time on or before January 10, 2017 the lender may convert the outstanding principal and interest on the loan into shares of the Company's common stock. The number of shares to be issued on conversion will be determined by dividing the average closing price of the Company's common stock (which in no case can be greater than $0.45) for the ten trading days preceding the conversion date by the outstanding principal and interest on the loan on the conversion date.

      The proceeds from the loan were used to pay off the Company's loan from Vis Vires Group, Inc.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

      On March 31, 2016 the Company issued 675,000 shares of its restricted common stock to a firm for providing investor relations services to the Company.

      The Company relied upon the exemption from registration provided by
Section 4(a)(2) of the Securities Act of 1933 with respect to the issuance of these shares. The person that acquired these shares was a sophisticated investor who was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these shares. The person that acquired these shares for its own account. The shares cannot be sold unless pursuant to an effective registration statement or an exemption from registration. No commissions were paid to any person in connection with the issuance of these shares.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit     Description

10.3        Assignment of Debt Agreement

10.4        Promissory Note ($81,977.67)


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED CANNABIS CORPORATION


Dated:  March 31, 2016               By:  /s/ Chad Ruby
                                          ------------------------------------
                                          Chad Ruby
                                          Chief Operating Officer





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